UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2011

BROOKLYN FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-51208	20-2659598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

81 Court Street Brooklyn, NY	11201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (718) 855-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(a)           On January 21, 2011, Brooklyn Federal Bancorp, Inc., (the “Company”), the holding company of Brooklyn Federal Savings Bank (the “Bank”), announced that the Board of Directors accepted the resignation of John C. Gallin as a director as well as a member of the Company’s Compensation, Nominating and Audit Committees.

Item 9.01.                 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None

(b)	Pro forma financial information. None

(c)	Shell company transactions. None

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLYN FEDERAL BANCORP, INC.
DATE: January 26, 2011	By:	/s/ Richard A. Kielty
Richard A. Kielty
President and Chief Executive Officer